Supplement dated April 30, 2019 to the following:

Focus Variable Annuity Prospectus dated May 1, 2011, as supplemented
MainSail Variable Annuity Prospectus dated May 1, 1998 as supplemented
Resource B Variable Annuity Prospectus dated May 1, 2002 as supplemented
Symetra Deferred Variable Annuity Prospectus dated May 1, 1998 as supplemented

Important Note: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for the portfolios available under your contract or certificate will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from us electronically by logging into your account through symetra.com.
You may elect to receive all future reports in paper free of charge. You can inform us that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-796-3872. Your election to receive reports in paper will apply to all portfolios available under your contract or certificate.